SUPPLEMENT DATED FEBRUARY 7, 2018
to

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

 ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT C

This supplement contains information about the Goldman Sachs Strategic International Equity Fund (the "Fund") that is available under your Contract.

On April 23, 2018, the Fund will change its name to Goldman Sachs International Equity Insights Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.